PAYDEN FUNDS

Payden Global Low Duration Fund

Supplement dated March 12, 2012 to Prospectus dated February 28, 2012

This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.

The discussion of the “Principal Investment Strategies” for the Payden Global Low Duration Fund (formerly the Payden Global Short Bond Fund) begins on page 31 of the Prospectus dated February 28, 2012. The fifth bullet point under the heading “Principal Investment Strategies” is incorrect. Instead, the bullet point should read as follows:

•	The Fund invests in debt securities of any maturity. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is four years.